UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23025

                         TCW Alternative Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800

                             Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

Patrick W. Dennis

TCW Alternative Funds

865 South Figueroa Street, Suite 1800

             Los Angeles, California 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TCW Alternative Funds
TCW Family of Funds

OCTOBER 31

2016 ANNUAL REPORT

TCW ALTERNATIVE FUNDS

TCW Alternative Funds

The Letter to Shareholders contained in this Annual Report are the opinions of the Funds’ portfolio managers and are not the opinions of TCW Alternative Funds or its Board of Trustees. Various matters discussed in the Letter to Shareholders constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Alternative Funds. The data presented in the Letter to Shareholders represents past performance and cannot be used to predict future results.

Letter to Shareholders

David S. DeVito President and Chief Executive Officer

Dear Valued Investors:

It is my pleasure to present the 2016 annual report for the TCW Alternative Funds covering the 12-month period ended October 31, 2016. I would like to express our appreciation for your continued investment in the TCW Alternative Funds as well as welcome new shareholders to our fund family.

This report contains information and portfolio management discussions for our four TCW Alternative Funds.

The TCW Alternative Funds Family

In today’s market environment, investors are increasingly looking for returns that have low correlation to standard equity and bond allocations, mitigate volatility, and increase overall portfolio diversification. The TCW Alternative Funds family offers funds that display risk and return characteristics that differ from traditional investments.

Market Summary

For the 12-month period ended October 31, 2016, U.S. equities advanced 4.5% as represented by the S&P 500 Total Return Index; however, returns were not uniform throughout. The period began with a flat to modest increase in November, followed by significant volatility and price decline through mid-February as the S&P 500 Total Return Index fell over 12% peak to trough. This period was followed by an 18% run-up from the February 11, 2016 lows until October 31, 2016, the end of the reporting period. Value outperformed growth over the period as represented by the Russell 1000 Value Index returning 6.37% and the Russell 1000 Growth Index gaining 2.28%, as investors continued to reach for higher yielding assets in what has been considered a low yield, low growth environment. Bonds advanced over the period represented by the Bloomberg Barclays U.S. Aggregate Bond Index gaining 4.37% as the 10yr U.S. Treasury yield fell from 2.16% to 1.84%.

Heading into the next fiscal year, investors should approach equities with caution. History has demonstrated that it pays to heed cues and warnings from the credit markets, as credit tends to lead stocks, especially at inflections. Fixed income markets are suggestive that the credit cycle is nearing an end. Debt growth (particularly in the commodity and pro-cyclical sectors) has been high, and the reach for yield has lowered underwriting standards. Typically what follows is a widening of spreads, which portend defaults are ahead. This, in turn, causes banks and other financial institutions to tighten conditions and scale back lending activity, further fueling a cycle of retraction. To us, these warning signs of being in the late stage of the credit cycle call for extreme vigilance.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Alternative Funds family part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at (866) 858-4338.

I wish you all the best in the coming new year and I look forward to further correspondence with you through our semi-annual report in 2017.

Sincerely,

David S. DeVito

President and Chief Executive Officer

TCW | Gargoyle Hedged Value Fund

Management Discussions

For the fiscal year ended October 31, 2016, the TCW | Gargoyle Hedged Value Fund (“the Fund”) returned a negative 4.69% and 5.04% for its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. During the same period, the S&P 500 Index rose 4.51% and the Russell 1000 Value Index was up 6.37%.

We believe the Fund underperformed because of its particular relative-value orientation. The Fund seeks long-term capital appreciation while exposing investors to less risk than broad-based stock market indices by combining two investment strategies. First, the Fund strives to be fully invested in US-listed equity securities of medium-large capitalization companies (the “Stock Portfolio”) that Gargoyle, the Fund’s sub-adviser, believes are attractively priced relative to medium-large capitalization US-listed stocks generally. Second, the Fund sells index call options (the “Options Portfolio”) against the Stock Portfolio in an effort to increase the Fund’s income, reduce the volatility of its returns and, in general, improve the reward/risk of the Stock Portfolio. The Fund seeks to maintain a net market exposure of between 35% and 65%.

Recent market performance notwithstanding (we were very pleased with the Fund’s high rating in its Morningstar category in the third quarter of 2016), the past year can be characterized as a year in which momentum was a key driver for stock performance. As such, the environment in the first three quarters of the fiscal year was not an ideal one for the Fund because our relative-value strategy typically buys stocks that are temporarily out of favor with investors and thus generally have a degree of negative momentum. For the fiscal year, the Fund’s Stock Portfolio had a gross loss of 2.45%.

The Fund’s investment results for the fiscal year, however, were not uniform across sectors. The Fund’s best performing sectors were Information Technology and Materials. The Fund’s worst performing sectors were Health Care, Energy and Financials. The Fund’s best individual performers were Newmont Mining Corporation (NEM), VMware, Inc. (VMW) and Rackspace Hosting, Inc. (RAX). The Fund’s worst performers were Myriad Genetics, Inc. (MYGN), Oceaneering International Inc. (OII) and Valeant Pharmaceuticals International Inc. (VRX).

The Fund’s Options Portfolio lost 0.99% for the fiscal year. While the net market performance for the 12-month period was a rather muted +4.51%, the path of the market was subject to some extreme volatility, notably in the January through March period and once again around the Brexit vote at the end of June. The combined Stock and Option performance resulted in a gross loss of 3.44% for the Fund in fiscal 2016.

We believe the Fund stands to benefit as the market begins to focus more on relative value than growth. The Fund’s performance since July has shown marked improvement as the marketplace has begun to favor Value over Growth in the broader market. In the calendar quarter ended September 30, 2016, the Fund’s Stock Portfolio was up 8.80%, outpacing all major indices. We remain optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years. Additionally, we believe the Fund can simultaneously enhance returns while decreasing overall performance volatility through its index option writing activities.

TCW | Gargoyle Hedged Value Fund
Management Discussions (Continued)

	Average Annualized Total Return (1) As of October 31, 2016

	1	3	5	10	Since
TCW | Gargoyle Hedged Value Fund	Year	Year*	Year*	Year*	Inception*
I Class (Inception: 04/30/2012)	(4.69%)	0.49%	7.44%	4.40%	7.31%
Russell 1000® Value Index	6.37%	7.58%	13.29%	5.34%	6.13%
S&P 500 Index	4.51%	8.83%	13.55%	6.69%	4.21%
N Class (Inception: 05/04/2012)	(5.04%)	0.24%	7.20%	4.28%	7.23%
Russell 1000® Value Index	6.37%	7.58%	13.29%	5.34%	6.13%
S&P 500 Index	4.51%	8.83%	13.55%	6.69%	4.21%

* Performance data includes the performance of the predecessor entity from December 31, 1999, to April 30, 2012. That entity was not a registered investment company under the Investment Company Act of 1940, as amended (‘‘40 Act’’), and therefore, it was not subject to certain investment restrictions that are imposed by the 40 Act or the tax restrictions under the Sub Chapter M of the Internal Revenue Code for a 40 Act company. If that entity had been registered under the 40 Act, the performance may have been lower. The performance also includes the performance history of the RiverPark/Gargoyle Hedged Value Fund (“RiverPark Fund”) from April 30, 2012, to July 12, 2015 (see Note 2 of the Notes to Financial Statements). RiverPark Fund was a registered investment company under the 40 Act.

(1)   The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW | Gargoyle Hedged Value Fund - I Class

TCW | Gargoyle Hedged Value Fund
Management Discussions (Continued)

TCW | Gargoyle Hedged Value Fund - N Class

** The Fund changed its fiscal year end to October 31.

TCW | Gargoyle Dynamic 500 Fund

Management Discussions

For the period November 30, 2015 (inception date) through October 31, 2016, the TCW | Gargoyle Dynamic 500 Fund (the “Fund”) gained 3.66% and 3.44% for its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. During the same period, the CBOE S&P 500 Buy/Write Index (“BXM”) rose 3.69%.

The Fund performed well in the fiscal year, capturing 87% of the upside move in the S&P 500 Index and virtually matching the benchmark BXM on a net basis for the period. The Fund seeks long-term capital appreciation by remaining fully invested in the S&P 500 Index or its equivalent, and selling SPX index call options (the “Options Portfolio”) in an effort to increase the Fund’s income, reduce the volatility of its returns and, in general, improve the reward/risk of the underlying portfolio. The Fund seeks to maintain a net market exposure of between 35% and 65%.

We are encouraged by the performance of the Fund in an environment that experienced a number of volatile moves, notably the January/early-February selloff followed by the sharp rebound beginning in mid-February and the sharp movement around the Brexit vote. Given those volatile moves, the first half of the year was not an ideal environment for the Fund because of the objective of remaining hedged at all times, which can lead to the need to sell into market weakness and cover on market strength. Even so, the fiscal year (11 months) was above average in terms of 11-month upside capture.

We remain optimistic that we can achieve our long-term objective of realizing superior risk-adjusted returns by taking advantage of the overpriced nature of index options and maintaining a hedged position in the S&P 500 Index.

Cumulative Total Return (1) As of October 31, 2016

Since
TCW | Gargoyle Dynamic 500 Fund	Inception
I Class (Inception: 11/30/2015)	3.66%
CBOE S&P 500 BuyWrite Index	3.69%
N Class (Inception: 11/30/2015)	3.44%
CBOE S&P 500 BuyWrite Index	3.69%

(1) The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW | Gargoyle Dynamic 500 Fund
Management Discussions (Continued)

TCW | Gargoyle Dynamic 500 Fund - I Class

TCW | Gargoyle Dynamic 500 Fund - N Class

** Inception date of the Fund was 11/30/2015.

TCW | Gargoyle Systematic Value Fund

Management Discussions

For the period November 30, 2015 (inception date) through October 31, 2016, the TCW | Gargoyle Systematic Value Fund (the “Fund”) returned a negative 7.38% and 7.51% for its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. During the same period, the Russell Mid Cap Value Index returned 7.52%.

We believe the Fund underperformed because of its particular relative-value orientation and equal weighting methodology. This approach takes into account metrics other than price to book value, including sales and earning ratios. The Index is constructed based almost exclusively on book value and is a capitalization weighted index. The Fund seeks long-term capital appreciation by remaining fully invested in US-listed equity securities of medium-large capitalization companies that Gargoyle, the Fund’s sub-adviser, believes are attractively priced relative to medium-large capitalization US-listed stocks generally.

Recent market performance notwithstanding (see market outlook below), the past year can be characterized as a year in which momentum was a key driver for stock performance. As such, the environment in the first half of the year was not an ideal one for the Fund because its relative value strategy typically buys stocks that are believed to be temporarily out of favor with investors and thus generally have a degree of negative momentum. For the year (11 months), the Fund had a gross loss of 6.48%.

The Fund’s investment results for the fiscal year were not uniform across sectors. The Fund registered small gains in the Information Technology and Materials sectors while the Fund’s worst performing sectors were Health Care, Energy and Financials. The Fund’s best performers were Newmont Mining Corporation (NEM), F5 Networks, Inc. (FFIV), and Baxter International Inc. (BAX). The Fund’s worst performers were Community Health Systems, Inc. (CYH), Whiting Petroleum Corporation (WLL), and Waddell & Reed Financial, Inc. (WDR).

We believe the Fund stands to benefit as the market begins to focus more on value than growth. In the calendar quarter ended September 30, 2016, the Fund’s performance showed marked improvement, outperforming the S&P 500 (+6.47% vs +3.85%) and the Morningstar Mid-Cap Value category (+6.47% vs +5.01%). We remain optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years.

Cumulative Total Return (1) As of October 31, 2016

Since
TCW | Gargoyle Systematic Value Fund	Inception
I Class (Inception: 11/30/2015)	(7.38)%
Russell Midcap® Value Index	7.52%
N Class (Inception: 11/30/2015)	(7.51)%
Russell Midcap® Value Index	7.52%

(1) The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW | Gargoyle Systematic Value Fund
Management Discussions (Continued)

TCW | Gargoyle Systematic Value Fund - I Class

TCW | Gargoyle Systematic Value Fund - N Class

** Inception date of the Fund was 11/30/2015.

TCW High Dividend Equities Long / Short Fund

Management Discussions

For the period November 30, 2015 (inception date) through October 31, 2016, the TCW High Dividend Equities Long/Short Fund (the “Fund”) returned a negative 2.50% and 2.72% for its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the S&P 500 Index, returned 4.20% over the same period.

The year for dividend equities was volatile. The beginning of the period was particularly tumultuous, as the lead-up to and fallout from the Fed’s December 2015 rate hike and the prospect of a major slowdown in global growth loomed large over the space. For the period ranging from 11/30/2015 to mid-February, the index was down 9.96%. However, with 4Q15 earnings surpassing expectations and the Fed backing off the previously communicated pace of its tightening campaign, equities reflated – the index posted total returns of 11.54% from March through the end of the period.

On an attribution basis, the Fund’s underperformance relative to its benchmark during the period was both a result of negative stock selection and sector allocation. From a relative standpoint, the Fund’s largest sector overweight was in Financials (up 4.85% vs. 1.64% for the index), which benefitted performance. The Fund’s largest sector underweight was in Information Technology (down 8.19% vs. up 9.58% for the index), which hurt performance. From a stock selection perspective, notable detractors included H&R Block Inc., CVS Health Corp., and M&T Bank Corp. Conversely, positive contributors to the Fund’s performance included Altria Group Inc., Republic Services Inc., and a short on Delta Airlines Inc.

With regard to outlook, we remain cautious despite the recent selloff in our investment universe. History has demonstrated that it pays to heed cues and warnings from the credit markets, as credit tends to lead stocks, especially at inflections. Fixed income markets are suggesting that the credit cycle is nearing an end. Debt growth (particularly in the commodity and pro-cyclical sectors) has been high, and the reach for yield has lowered underwriting standards. Typically what follows is a widening of spreads, which portends defaults are ahead. This, in turn, causes banks and other financial institutions to tighten conditions and scale back lending activity, further fueling a cycle of retraction.

While today’s equity multiples may make sense in a world where low interest rates over the long-term are a given, investors have already begun to view that premise with skepticism (as can be seen by the recent performance of yield sensitive sectors such as REITs and Utilities). In addition, the global political climate and rise of nationalism/protectionism – previously a largely ignored factor – is likely to impede economic growth and weigh on the markets.

However, there could be some positive offsets as well. As a geography, the U.S. could benefit from a “flight to quality” if investors were to shun riskier markets. The housing market seems to be sustaining its growth, which could add to employment and GDP and lengthen the cycle. Also, it appears that central banks across the globe will continue to take the required steps to provide ample liquidity for the proper functioning of financial markets. Thus, a disaster-type crash scenario is fairly unlikely.

Overall, we believe that the net impact of all of these factors skews risk-reward ratios to the downside. As a result, we have adopted a defensive stance in our portfolios, and thus look for companies with low demand elasticity (which translates into pricing power), lower cyclicality, high earnings or cash flow visibility, and some form of valuation support.

TCW High Dividend Equities Long / Short Fund
Management Discussions (Continued)

Cumulative Total Return (1) As of October 31, 2016

Since
TCW High Dividend Equities Long/Short Fund	Inception
I Class (Inception: 11/30/2015)	(2.50)%
S&P 500 Index	4.20%
N Class (Inception: 11/30/2015)	(2.72)%
S&P 500 Index	4.20%

(1) The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Dividend Equities Long / Short Fund - I Class

TCW High Dividend Equities Long / Short Fund
Management Discussions (Continued)

TCW High Dividend Equities Long / Short Fund - N Class

** Inception date of the Fund was 11/30/2015.

TCW | Gargoyle Hedged Value Fund

Schedule of Investments	October 31, 2016

Number of Shares	Common Stock	Value

	Consumer Discretionary (17.7%)
9,004	AMC Networks, Inc., Class A (1)	$440,566
13,300	Bed Bath & Beyond, Inc.	537,586
57,380	Ford Motor Co. (2)	673,641
20,100	General Motors Co. (2)	635,160
16,900	Goodyear Tire & Rubber Co. (The) (2)	490,607
14,000	Lions Gate Entertainment Corp.	285,040
19,200	Michael Kors Holdings, Ltd. (1)	974,976
6,900	PVH Corp.	738,162
64,895	Staples, Inc.	480,223
15,800	Starz, Class A (1)	497,068
18,300	Tenneco, Inc. (1)	1,007,781
11,230	Time Warner, Inc.	999,358
10,800	Viacom, Inc., Class B	405,648

	Total Consumer Discretionary	8,165,816

	Consumer Staples (1.9%)
39,580	Pilgrim’s Pride Corp.	864,427

	Energy (9.6%)
22,923	Antero Resources Corp. (1)	606,772
38,500	EnLink Midstream LLC	587,125
5,500	FMC Technologies, Inc. (1)	177,485
20,550	National Oilwell Varco, Inc.	659,655
14,500	Oceaneering International, Inc. (2)	345,100
8,312	Tesoro Corp.	706,271
44,900	Transocean, Ltd. (1) (2)	431,489
12,321	Valero Energy Corp.	729,896
42,000	Weatherford International PLC (1) (2)	202,440

	Total Energy	4,446,233

	Financials (13.5%)
25,600	Assured Guaranty, Ltd.	765,184
19,800	CIT Group, Inc. (2)	719,334
3,455	Enstar Group, Ltd. (1)	582,513
18,670	Legg Mason, Inc.	536,202
32,228	Leucadia National Corp. (2)	601,697
68,182	MGIC Investment Corp. (1)	556,365
38,000	Old Republic International Corp.	640,680
6,807	Prudential Financial, Inc.	577,166
49,750	Radian Group, Inc.	676,103
18,586	Voya Financial, Inc.	567,802

	Total Financials	6,223,046

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund
Schedule of Investments (Continued)	October 31, 2016

Number of Shares	Common Stock	Value

	Health Care (17.5%)
5,833	AbbVie, Inc.	$325,365
2,800	Allergan PLC (1) (2)	585,032
19,310	Allscripts Healthcare Solutions, Inc. (1)	231,913
1,500	Amgen, Inc.	211,740
22,900	Baxter International, Inc. (2)	1,089,811
2,193	Biogen, Inc. (1)	614,435
28,261	Endo International PLC (1)	529,894
26,304	Envision Healthcare Holdings, Inc. (1)	520,293
8,840	Express Scripts Holding Co. (1)	595,816
8,900	Gilead Sciences, Inc. (2)	655,307
37,800	Horizon Pharma PLC (1)	632,016
10,986	Mallinckrodt PLC (1) (2)	651,030
5,061	Perrigo Co. PLC (2)	421,025
6,270	United Therapeutics Corp. (1)	752,839
13,161	Valeant Pharmaceuticals International, Inc. (1)	234,792

	Total Health Care	8,051,308

	Industrials (13.9%)
20,900	Avis Budget Group, Inc. (1) (2)	676,324
15,100	Colfax Corp. (1) (2)	480,029
2,817	Huntington Ingalls Industries, Inc. (2)	454,551
9,013	ManpowerGroup, Inc. (2)	692,198
18,548	Owens Corning (2)	904,771
31,637	Trinity Industries, Inc.	675,450
12,726	United Continental Holdings, Inc. (1)	715,583
9,080	United Rentals, Inc. (1)	686,993
25,178	USG Corp. (1)	633,982
15,516	XPO Logistics, Inc. (1)	510,942

	Total Industrials	6,430,823

	Information Technology (19.9%)
79,784	Brocade Communications Systems, Inc. (2)	845,710
30,000	eBay, Inc. (1) (2)	855,300
14,055	First Solar, Inc. (1) (2)	569,087
77,931	Flex, Ltd. (1) (2)	1,105,841
56,150	HP, Inc. (1)	813,613
3,000	International Business Machines Corp.	461,070
42,119	Micron Technology, Inc. (1)	722,762
32,440	Nuance Communications, Inc. (1)	454,809
73,700	ON Semiconductor Corp. (1) (2)	860,079
4,633	Vishay Intertechnology, Inc.	65,325
14,600	VMware, Inc., Class A (1) (2)	1,147,560
58,476	Xerox Corp.	571,311

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund
Schedule of Investments (Continued)	October 31, 2016

Number of Shares	Common Stock	Value

	Information Technology (Continued)
10,710	Zebra Technologies Corp., Class A (1)	$705,146

	Total Information Technology	9,177,613

	Materials (3.2%)
900	Mosaic Co. (The)	21,177
13,700	Reliance Steel & Aluminum Co.	942,286
10,000	Westlake Chemical Corp.	517,900

	Total Materials	1,481,363

	Telecommunication Services (2.5%)
22,340	CenturyLink, Inc. (2)	593,797
20,826	Telephone & Data Systems, Inc.	538,144

	Total Telecommunication Services	1,131,941

	Utilities (1.3%)
55,277	NRG Energy, Inc.	587,594

	Total Common Stock (Cost: $44,907,671) (101.0%)	46,560,164

	Total Investments (Cost: $44,907,671) (101.0%)	46,560,164

	Liabilities in Excess of Other Assets (-1.0%)	(438,668)

	Net Assets (100.0%)	$46,121,496

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund
Schedule of Investments (Continued)	October 31, 2016

Written Options - Exchange Traded

Number of Contracts	Description	Premiums (Received)	Value

3	NASDAQ 100 Index, Call, Strike Price $4,875, Expires 12/16/16	$(24,805)	$(22,155)
30	Russell 2000 Index, Call, Strike Price $1,180, Expires 11/30/16	(95,354)	(100,650)
28	Russell 2000 Index, Call, Strike Price $1,190, Expires 11/30/16	(76,817)	(76,720)
25	Russell 2000 Index, Call, Strike Price $1,200, Expires 11/30/16	(53,511)	(54,375)
30	Russell 2000 Index, Call, Strike Price $1,210, Expires 11/30/16	(68,354)	(50,400)
65	Russell 2000 Index, Call, Strike Price $1,220, Expires 11/30/16	(169,750)	(81,250)
15	Russell 2000 Index, Call, Strike Price $1,230, Expires 11/18/16	(26,677)	(8,775)
30	Russell 2000 Index, Call, Strike Price $1,230, Expires 11/30/16	(65,834)	(26,700)
20	Russell 2000 Index, Call, Strike Price $1,240, Expires 11/18/16	(40,969)	(6,900)
18	Russell 2000 Index, Call, Strike Price $1,240, Expires 11/30/16	(42,452)	(10,980)
15	Russell 2000 Index, Call, Strike Price $1,250, Expires 11/30/16	(33,592)	(5,925)
10	S&P 500 Index, Call, Strike Price $2,140, Expires 11/30/16	(30,885)	(25,150)
10	S&P 500 Index, Call, Strike Price $2,145, Expires 12/16/16	(29,885)	(30,650)
11	S&P 500 Index, Call, Strike Price $2,150, Expires 11/18/16	(28,803)	(17,710)
10	S&P 500 Index, Call, Strike Price $2,150, Expires 11/30/16	(26,485)	(20,000)
10	S&P 500 Index, Call, Strike Price $2,160, Expires 11/30/16	(27,684)	(15,450)
25	S&P 500 Index, Call, Strike Price $2,165, Expires 12/09/16	(67,711)	(43,125)
10	S&P 500 Index, Call, Strike Price $2,170, Expires 12/09/16	(21,384)	(15,250)
10	S&P 500 Index, Call, Strike Price $2,200, Expires 11/18/16	(25,985)	(2,025)

	Total Written Options	$(956,937)	$(614,190)

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	All or portion of this security is segregated to cover for written options.

NASDAQ -	National Association of Securities Dealers Automated Quotations.
S&P -	Standard and Poor’s

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund
Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Information Technology	19.9%
Consumer Discretionary	17.7
Health Care	17.5
Industrials	13.9
Financials	13.5
Energy	9.6
Materials	3.2
Telecommunication Services	2.5
Consumer Staples	1.9
Utilities	1.3

Total	101.0%

See accompanying notes to financial statements.

TCW | Gargoyle Dynamic 500 Fund
Schedule of Investments	October 31, 2016

Number of Shares	Exchange Traded Funds		Value

	Exchange Traded Funds (100.5%)
6,120	SPDR S&P 500 ETF Trust (1) (2)		$1,300,806

	Total Exchange Traded Funds (Cost: $1,278,635) (100.5%)		1,300,806

	Total Investments (Cost: $1,278,635) (100.5%)		1,300,806

	Liabilities in Excess of Other Assets (-0.5%)		(5,995)

	Net Assets (100.0%)		$1,294,811

Written Options - Exchange Traded

Number of Contracts	Description	Premiums (Received)	Value

1	S&P 500 Index, Call, Strike Price $2,150, Expires 11/30/16	$(2,659)	$(2,000)
1	S&P 500 Index, Call, Strike Price $2,150, Expires 12/09/16	(2,608)	(2,415)
3	S&P 500 Index, Call, Strike Price $2,160, Expires 11/30/16	(7,525)	(4,635)
1	S&P 500 Index, Call, Strike Price $2,170, Expires 11/30/16	(2,378)	(1,155)
1	S&P 500 Index, Call, Strike Price $2,175, Expires 11/30/16	(2,324)	(985)

	Total Written Options	$(17,494)	$(11,190)

(1)	All or portion of this security is segregated to cover for written options.

(2)	SPDR S&P 500 ETF Trust (the “ETF”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The ETF was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the ETF is referred to as a “Unit”. The ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index.

Notes to the Schedule of Investments:

ETF -     Exchange Traded Fund

S&P -    Standard and Poor’s

SPDR    Standard and Poor’s Depositary Receipt

See accompanying notes to financial statements.

TCW | Gargoyle Dynamic 500 Fund
Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Exchange Traded Funds	100.5%

Total	100.5%

See accompanying notes to financial statements.

TCW | Gargoyle Systematic Value Fund
Schedule of Investments	October 31, 2016

Number of Shares	Common Stock	Value

	Consumer Discretionary (15.8%)
294	AMC Networks, Inc., Class A (1)	$14,385
53	Charter Communications, Inc., Class A (1)	13,244
1,079	Ford Motor Co.	12,667
354	GameStop Corp., Class A	8,514
467	General Motors Co.	14,757
447	Goodyear Tire & Rubber Co. (The)	12,976
363	Liberty Global PLC, Class A (1)	11,834
363	Michael Kors Holdings, Ltd. (1)	18,433
857	News Corp., Class A	10,387
143	PVH Corp.	15,298
2,012	Staples, Inc.	14,889
284	Starz, Class A (1)	8,935
266	Tenneco, Inc. (1)	14,649
313	Viacom, Inc., Class B	11,756

	Total Consumer Discretionary	182,724

	Consumer Staples (1.4%)
736	Pilgrim’s Pride Corp.	16,074

	Energy (12.3%)
538	Antero Resources Corp. (1)	14,241
932	EnLink Midstream LLC	14,213
412	National Oilwell Varco, Inc.	13,225
357	Oceaneering International, Inc.	8,497
1,009	Plains GP Holdings LP, Class A	12,673
999	QEP Resources, Inc. (1)	16,054
176	Tesoro Corp.	14,955
1,426	Transocean, Ltd. (1)	13,704
2,816	Weatherford International PLC (1)	13,573
932	Whiting Petroleum Corp. (1)	7,680
341	World Fuel Services Corp.	13,725

	Total Energy	142,540

	Financials (11.7%)
591	Assured Guaranty, Ltd.	17,665
39	Enstar Group, Ltd. (1)	6,575
43	Everest RE Group, Ltd.	8,751
473	Legg Mason, Inc.	13,585
870	Leucadia National Corp.	16,243
1,643	MGIC Investment Corp. (1)	13,407
172	Prudential Financial, Inc.	14,584
1,098	Radian Group, Inc.	14,922
168	Reinsurance Group of America, Inc.	18,120

See accompanying notes to financial statements.

TCW | Gargoyle Systematic Value Fund
Schedule of Investments (Continued)	October 31, 2016

Number of Shares	Common Stock	Value

	Financials (Continued)
382	Voya Financial, Inc.	$11,670

	Total Financials	135,522

	Health Care (18.9%)
252	AbbVie, Inc.	14,057
366	Akorn, Inc. (1)	8,766
60	Allergan PLC (1)	12,536
171	AmerisourceBergen Corp.	12,025
414	Baxter International, Inc.	19,702
54	Biogen, Inc. (1)	15,130
744	Endo International PLC (1)	13,950
756	Envision Healthcare Holdings, Inc. (1)	14,954
223	Express Scripts Holding Co. (1)	15,030
193	Gilead Sciences, Inc.	14,211
759	Horizon Pharma PLC (1)	12,690
228	Mallinckrodt PLC (1)	13,511
291	Merck & Co., Inc.	17,088
257	Molina Healthcare, Inc. (1)	13,983
105	Perrigo Co. PLC	8,735
102	United Therapeutics Corp. (1)	12,247

	Total Health Care	218,615

	Industrials (14.1%)
581	Colfax Corp. (1)	18,470
269	Eaton Corp. PLC	17,154
400	HD Supply Holdings, Inc. (1)	13,200
119	Huntington Ingalls Industries, Inc.	19,202
172	ManpowerGroup, Inc.	13,210
79	Owens Corning	3,854
578	Trinity Industries, Inc.	12,340
277	United Continental Holdings, Inc. (1)	15,576
200	United Rentals, Inc. (1)	15,132
506	USG Corp. (1)	12,741
156	WESCO International, Inc. (1)	8,455
410	XPO Logistics, Inc. (1)	13,501

	Total Industrials	162,835

	Information Technology (17.3%)
1,667	Brocade Communications Systems, Inc.	17,670
585	eBay, Inc. (1)	16,678
150	F5 Networks, Inc. (1)	20,731
356	First Solar, Inc. (1)	14,414
1,385	Flex, Ltd. (1)	19,653

See accompanying notes to financial statements.

TCW | Gargoyle Systematic Value Fund
Schedule of Investments (Continued)	October 31, 2016

Number of Shares	Common Stock	Value

	Information Technology (Continued)
966	HP, Inc. (1)	$13,997
609	Jabil Circuit, Inc.	12,996
151	Lam Research Corp.	14,626
957	Micron Technology, Inc. (1)	16,422
1,026	Nuance Communications, Inc. (1)	14,385
532	Rackspace Hosting, Inc. (1)	16,992
1,481	Xerox Corp.	14,469
112	Zebra Technologies Corp., Class A (1)	7,374

	Total Information Technology	200,407

	Materials (5.7%)
102	Dow Chemical Co. (The)	5,489
494	Mosaic Co. (The)	11,624
500	Newmont Mining Corp.	18,520
452	Owens-Illinois, Inc. (1)	8,724
120	Reliance Steel & Aluminum Co.	8,254
261	Westlake Chemical Corp.	13,517

	Total Materials	66,128

	Telecommunication Services (1.3%)
577	CenturyLink, Inc.	15,337

	Utilities (1.2%)
1,250	NRG Energy, Inc.	13,288

	Total Common Stock (Cost: $1,212,653) (99.7%)	1,153,470

	Total Investments (Cost: $1,212,653) (99.7%)	1,153,470

	Excess of Other Assets over Liabilities (0.3%)	3,979

	Net Assets (100.0%)	$1,157,449

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW | Gargoyle Systematic Value Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Health Care	18.9%
Information Technology	17.3
Consumer Discretionary	15.8
Industrials	14.1
Energy	12.3
Financials	11.7
Materials	5.7
Consumer Staples	1.4
Telecommunication Services	1.3
Utilities	1.2

Total	99.7%

See accompanying notes to financial statements.

TCW High Dividend Equities Long/Short Fund

Schedule of Investments	October 31, 2016

Number of Shares	Common Stock	Value

	Consumer Discretionary (3.0%)
1,052	MDC Holdings, Inc.	$24,943
450	Sinclair Broadcast Group, Inc., Class A	11,295

	Total Consumer Discretionary	36,238

	Consumer Staples (16.6%)
572	Altria Group, Inc.	37,821
850	Coca-Cola Co. (The)	36,040
1,417	ConAgra Foods, Inc.	68,271
557	CVS Health Corp.	46,844
188	Wal-Mart Stores, Inc.	13,164

	Total Consumer Staples	202,140

	Energy (8.3%)
867	ConocoPhillips	37,671
234	EQT Midstream Partners LP	17,520
763	Kinder Morgan, Inc.	15,588
421	Occidental Petroleum Corp.	30,695

	Total Energy	101,474

	Financials (19.9%)
201	Chubb Ltd.	25,527
3,551	Colony Capital, Inc., Class A	67,505
1,306	Golub Capital BDC, Inc.	23,116
1,040	Progressive Corp. (The)	32,770
4,448	TriplePoint Venture Growth BDC Corp.	47,638
612	U.S. Bancorp	27,393
399	Wells Fargo & Co.	18,358

	Total Financials	242,307

	Health Care (5.5%)
195	Amgen, Inc.	27,526
584	Cardinal Health, Inc.	40,115

	Total Health Care	67,641

	Industrials (8.9%)
924	EnPro Industries, Inc.	50,007
511	Nielsen Holdings PLC	23,005
675	Republic Services, Inc.	35,525

	Total Industrials	108,537

	Information Technology (4.4%)
221	Apple, Inc.	25,092

See accompanying notes to financial statements.

TCW High Dividend Equities Long/Short Fund
Schedule of Investments (Continued)	October 31, 2016

Number of Shares	Common Stock	Value

	Information Technology (Continued)
184	International Business Machines Corp.	$28,279

	Total Information Technology	53,371

	Real Estate Investment Trust (REIT) (8.9%)
66	Equinix, Inc.	23,581
1,264	Seritage Growth Properties	57,575
149	Simon Property Group, Inc.	27,708

	Total Real Estate Investment Trust (REIT)	108,864

	Telecommunication Services (3.4%)
851	Verizon Communications, Inc. (1)	40,933

	Utilities (2.3%)
215	NextEra Energy, Inc.	27,520

	Total Common Stock (Cost: $979,721) (81.2%)	989,025

Number of Contracts	Purchased Options – Exchange Traded

	Purchased Options – Exchange Traded (1.3%)
100	Ares Capital Corp. Call, Strike Price $15, Expires 01/19/18	$7,500
8	Greenhill & Co., Inc. Call, Strike Price $20, Expires 12/16/16	3,000
8	Industrial Select Sector SPDR Fund, Put, Strike Price $58, Expires 12/16/16	1,424
19	Pfizer, Inc. Call, Strike Price $37, Expires 01/20/17	114
5	SPDR S&P 500 ETF Trust, Put, Strike Price $217, Expires 01/20/17	4,075

	Total Purchased Options - Exchange Traded (Cost: $15,494)	16,113

	Total Investments Before Investments Sold Short (Cost: $995,215) (82.5%)	1,005,138

Number of Shares	Securities Sold Short

	Consumer Discretionary (-2.0%)
(750)	American Eagle Outfitters, Inc.	$(12,780)
(608)	PetMed Express, Inc.	(12,081)

	Total Consumer Discretionary	(24,861)

	Consumer Staples (-1.6%)
(351)	Hormel Foods Corp.	(13,514)
(60)	Sanderson Farms, Inc.	(5,399)

	Total Consumer Staples	(18,913)

	Energy (-1.5%)
(588)	National Oilwell Varco, Inc.	(18,875)

See accompanying notes to financial statements.

TCW High Dividend Equities Long/Short Fund
Schedule of Investments (Continued)	October 31, 2016

Number of Shares	Securities Sold Short		Value

	Exchange Traded Funds (-5.6%)
(925)	Industrial Select Sector SPDR Fund		$(52,919)
(135)	Powershares QQQ Trust, Series 1		(15,794)

	Total Exchange Traded Funds		(68,713)

	Financials (-1.7%)
(60)	BlackRock, Inc.		(20,473)

	Health Care (-1.0%)
(350)	Exact Sciences Corp. (2)		(5,453)
(130)	Medidata Solutions, Inc. (2)		(6,239)

	Total Health Care		(11,692)

	Information Technology (-0.5%)
(300)	Western Union Co. (The)		(6,021)

	Total Securities Sold Short (Cost: $163,325) (-13.9%)		(169,548)

Total Investments Net of Securities Sold Short (Cost: $831,890) (68.6%)			835,590

Excess of Other Assets over Liabilities (31.4%)			382,135

Net Assets (100.0%)			$1,217,725

Written Options - Exchange Traded

Number of Contracts	Description	Premiums (Received)	Value

1	Chubb Ltd., Call, Strike Price $120, Expires 02/17/17	$(589)	$(985)

(1)	All or portion of this security is segregated to cover for written options.

(2)	Non-income producing security.

ETF -	Exchange Traded Fund
S&P -	Standard and Poor’s
SPDR -	Standard and Poor’s Depositary Receipt

See accompanying notes to financial statements.

TCW High Dividend Equities Long/Short Fund
Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Financials	19.9%
Consumer Staples	16.6
Real Estate Investment Trust (REIT)	8.9
Industrials	8.9
Energy	8.3
Health Care	5.5
Information Technology	4.4
Telecommunication Services	3.4
Consumer Discretionary	3.0
Utilities	2.3
Purchased Options	1.3

Total	82.5%

Securities Sold Short

Industry	Percentage of Net Assets
Information Technology	(0.5%)
Health Care	(1.0)
Energy	(1.5)
Consumer Staples	(1.6)
Financials	(1.7)
Consumer Discretionary	(2.0)
Exchange Traded Funds	(5.6)

Total	(13.9%)

See accompanying notes to financial statements.

TCW Alternative Funds

Statements of Assets and Liabilities	October 31, 2016

	TCW | Gargoyle Hedged Value Fund	TCW | Gargoyle Dynamic 500 Fund	TCW | Gargoyle Systematic Value Fund	TCW High Dividend Equities Long/Short Fund
ASSETS:
Investments, at Value (1)	$46,560,164	$1,300,806	$1,153,470	$1,005,138
Cash	431,105	11,007	5,534	200,329
Deposit with Brokers for Collateral on Short Sales	—	—	—	186,577
Receivable for Securities Sold	4,082,341	—	224,830	—
Interest and Dividends Receivable	30,472	—	1,029	1,395
Receivable from Investment Adviser	104,806	10,418	12,540	12,430
Prepaid Expenses	68,086	2,774	1,953	2,019

Total Assets	51,276,974	1,325,005	1,399,356	1,407,888

LIABILITIES:
Written Options, at Value (2)	614,190	11,190	—	985
Securities Sold Short, at Value (3)	—	—	—	169,548
Payable for Securities Purchased	4,364,629	—	222,534	—
Payable for Fund Shares Redeemed	80,836	—	—	—
Dividends on Short Sales Payable	—	—	—	208
Accrued Management Fees	35,860	878	700	993
Accrued Distribution Fees	1,646	82	75	78
Other Accrued Expenses	58,317	18,044	18,598	18,351

Total Liabilities	5,155,478	30,194	241,907	190,163

NET ASSETS	$46,121,496	$1,294,811	$1,157,449	$1,217,725

NET ASSETS CONSIST OF:
Paid-in Capital	$47,094,257	$1,256,382	$1,251,189	$1,254,108
Undistributed Net Investment Income	391,844	7,802	7,661	8,288
Accumulated Net Realized Gain (Loss) on
Investments, Investments on Securities Sold Short and Written Options	(3,359,845)	2,152	(42,218)	(47,975)
Net Unrealized Appreciation (Depreciation) of Investments, Investments on Securities Sold Short and Written Options	1,995,240	28,475	(59,183)	3,304

NET ASSETS	$46,121,496	$1,294,811	$1,157,449	$1,217,725

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$38,437,783	$907,000	$810,779	$852,825

N Class Share	$7,683,713	$387,811	$346,670	$364,900

CAPITAL SHARES OUSTANDING: (4)
I Class Share	4,409,364	87,976	87,610	87,798

N Class Share	880,093	37,695	37,538	37,645

NET ASSET VALUE PER SHARE: (5)
I Class Share	$8.72	$10.31	$9.25	$9.71

N Class Share	$8.73	$10.29	$9.24	$9.69

(1)	The identified cost for the TCW | Gargoyle Hedged Value Fund, the TCW | Gargoyle Dynamic 500 Fund, the TCW | Gargoyle Systematic Value Fund and the TCW High Dividend Equities Long/Short Fund at October 31, 2016 was $44,907,671, $1,278,635, $1,212,653 and $995,215, respectively.
(2)	The premiums received for the TCW | Gargoyle Hedged Value Fund, the TCW | Gargoyle Dynamic 500 Fund, the TCW | Gargoyle Systematic Value Fund and the TCW High Dividend Equities Long/Short Fund at October 31, 2016 was $956.937, $17,494, $0 and $589, respectively.
(3)	The proceeds received for the TCW | Gargoyle Hedged Value Fund, the TCW | Gargoyle Dynamic 500 Fund, the TCW | Gargoyle Systematic Value Fund and the TCW High Dividend Equities Long/Short Fund at October 31, 2016 was $0, $0, $0 and $163,325, respectively.
(4)	Authorized to issue unlimited number of shares with no par value.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Alternative Funds

Statements of Operations	Year Ended October 31, 2016

	TCW | Gargoyle Hedged Value Fund	TCW | Gargoyle Dynamic 500 Fund (1)	TCW | Gargoyle Systematic Value Fund (1)	TCW High Dividend Equities Long/Short Fund (1)
INVESTMENT INCOME

Income:
Dividends (2)	$1,121,261	$26,505	$19,113	$32,598
Interest	—	—	—	13

Total	1,121,261	26,505	19,113	32,611

Expenses:
Management Fees	487,291	9,169	7,367	10,678
Trustees’ Fees and Expenses	123,311	2,175	1,975	2,138
Administration Fees	99,608	36,184	38,078	37,073
Transfer Agent Fees:
I Class	113,709	18,042	18,043	18,356
N Class	30,511	7,759	7,760	7,899
Registration Fees:
I Class	47,963	665	318	318
N Class	9,563	284	136	136
Distribution Fees:
N Class	22,897	861	791	845
Professional Fees	140,345	17,260	19,144	19,233
Shareholder Reporting Expense	62,338	2,891	2,576	3,082
Insurance Fees	70,007	1,023	939	987
Other Fees	9,690	2,457	2,307	2,457

Total Expenses Excluding Dividend Expense and Service Fee on Securities Sold Short	1,217,233	98,770	99,434	103,202
Dividend Expense	—	—	—	2,564
Service Fee on Securities Sold Short	—	—	—	1,398

Total expenses before waivers	1,217,233	98,770	99,434	107,164
Less Expenses Borne by Investment Adviser:
I Class	(424,688)	(60,475)	(62,374)	(61,368)
N Class	(92,855)	(25,974)	(26,797)	(26,376)

Net Expenses	699,690	12,321	10,263	19,420

Net Investment Income	421,571	14,184	8,850	13,191

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	1,252,261	(787)	(42,218)	(31,146)
Investments on Securities Sold Short	—	—	—	(17,021)
Written Options	(2,512,117)	2,939	—	—
Change in Unrealized Appreciation (Depreciation) on:
Investments	(4,443,502)	22,171	(59,183)	9,923
Investments on Securities Sold Short	—	—	—	(6,223)
Written Options	1,889,795	6,304	—	(396)

Net Realized and Unrealized Gain (Loss) on Investments	(3,813,563)	30,627	(101,401)	(44,863)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,391,992)	$44,811	$(92,551)	$(31,672)

(1)	Commencement of operations was November 30, 2015.

(2)	Net of foreign taxes withheld of $770, $0, $296 and $0, for the TCW | Gargoyle Hedged Value Fund, the TCW | Gargoyle Dynamic 500 Fund, the TCW | Gargoyle Systematic Value Fund and the TCW High Dividend Equities Long/Short Fund, respectively.

See accompanying notes to financial statements.

TCW Alternative Funds

Statements of Changes in Net Assets

	TCW | Gargoyle Hedged Value Fund
	Year Ended October 31, 2016	One Month Ended October 31, 2015 (1)	Year Ended September 30, 2015
OPERATIONS:
Net Investment Income (Loss)	$421,571	$(20,611)	$446,057
Net Realized Gain (Loss) on Investments and Options Written	(1,259,856)	(1,110,583)	1,536,522
Change in Unrealized Appreciation (Depreciation) on Investments and Options Written	(2,553,707)	3,410,779	(7,792,832)

Increase (Decrease) in Net Assets Resulting from Operations	(3,391,992)	2,279,585	(5,810,253)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from Net Investment Income:
I Class	(309,828)	—	(239,714)
N Class	(14,059)	—	(16,393)

Distributions from Net Realized Gain:
I Class	(961,689)	—	(2,428,017)
N Class	(202,186)	—	(645,890)

Total Distributions to Shareholders	(1,487,762)	—	(3,330,014)

NET CAPITAL SHARE TRANSACTIONS:
I Class	(13,317,363)	714,590	15,162,052
N Class	(3,801,058)	(332,557)	(8,321,159)

Increase (Decrease) in Net Assets Resulting from Net Capital Share Transactions	(17,118,421)	382,033	6,840,893

Increase (Decrease) in Net Assets	(21,998,175)	2,661,618	(2,299,374)

NET ASSETS:
Beginning of Period	68,119,671	65,458,053	67,757,427

End of Period	$46,121,496	$68,119,671	$65,458,083

Undistributed Net Investment Income	$391,844	$294,175	$314,786

(1)	The Fund changed its fiscal year end to October 31.

See accompanying notes to financial statements.

TCW Alternative Funds

Statements of Changes in Net Assets

	TCW | Gargoyle Dynamic 500 Fund (1)	TCW | Gargoyle Systematic Value Fund (1)	TCW High Dividend Equities Long/Short Fund (1)

	Period Ended October 31, 2016	Period Ended October 31, 2016	Period Ended October 31, 2016
OPERATIONS:
Net Investment Income	$14,184	$8,850	$13,191
Net Realized Gain (Loss) on Investments, Securities Sold Short and Options Written	2,152	(42,218)	(48,167)
Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short and Options Written	28,475	(59,183)	3,304

Increase (Decrease) in Net Assets Resulting from Operations	44,811	(92,551)	(31,672)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from Net Investment Income:
I Class	(4,684)	(1,034)	(3,513)
N Class	(1,921)	(360)	(1,420)

Total Distributions to Shareholders	(6,605)	(1,394)	(4,933)

NET CAPITAL SHARE TRANSACTIONS:
I Class	879,684	876,034	877,911
N Class	376,921	375,360	376,419

Increase in Net Assets Resulting from Net Capital Share Transactions	1,256,605	1,251,394	1,254,330

Increase in Net Assets	1,294,811	1,157,449	1,217,725
NET ASSETS:
Beginning of Period	—	—	—

End of Period	$1,294,811	$1,157,449	$1,217,725

Undistributed Net Investment Income	$7,802	$7,661	$8,288

(1)	Commencement of operations was November 30, 2015.

See accompanying notes to financial statements.

TCW Alternative Funds

Notes to Financial Statements	October 31, 2016

Note 1 — Organization

TCW Alternative Funds, a Delaware statutory trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust consists of four separate portfolios (each a “Fund” and collectively, the “Funds”): TCW | Gargoyle Hedged Value Fund (“Hedged Value”), TCW | Gargoyle Dynamic 500 Fund (“Dynamic 500”), TCW | Gargoyle Systematic Value Fund (“Systematic Value”) and the TCW High Dividend Equities Long/Short Fund (“Dividend Equities”). TCW Investment Management Company (the “Adviser”) is the investment adviser to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund’s investment objective and principal strategy are as follows:

TCW Alternative Fund	Investment Objective and Principal Strategy
TCW | Gargoyle Hedged Value Fund	Seeks long-term capital appreciation with lower volatility than a standalone stock portfolio by mixing a stock portfolio with index call options.
TCW | Gargoyle Dynamic 500 Fund

Seeks greater long-term capital appreciation with reduced risk and lower volatility than the S&P 500 Index. The Fund seeks to achieve this by buying the S&P 500 Index and selling short-term, out-of-the-money SPX Call Options.

TCW | Gargoyle Systematic Value Fund	Seeks long-term capital appreciation by investing in equity securities of medium-large capitalization companies.
TCW High Dividend Equities Long/Short Fund

Seeks long-term capital appreciation by investing in long and short positions in equity securities listed on U.S. financial markets that are considered to have high dividends and in derivative instruments that have economic characteristics similar to such securities. The Fund may also short securities.

The Funds offer two classes of shares: I Class and N Class. The Classes are substantially the same except that the N Class shares are subject to a distribution fee.

Note 2 — Reorganization

Through the Plan of Reorganization (the “Reorganization”), Hedged Value acquired all of the assets and liabilities of the RiverPark/Gargoyle Hedged Value Fund (the “Predecessor Fund”) on July 13, 2015. The shareholders of the Predecessor Fund received shares of Hedged Value with an aggregate net asset value equal to the aggregate net asset value of their shares in the Predecessor Fund immediately prior to the Reorganization at the following conversion ratios:

	Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by Hedged Value
Institutional Class/I Class	4,364,637	1.37451	5,999,237
Retail Class/N Class	1,135,908	1.37048	1,556,739

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

Note 2 — Reorganization (Continued)

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of Hedged Value reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of Hedged Value and the Predecessor Fund on July 12, 2015, were as follows:

	Hedged Value	Predecessor Fund	Combined Funds
Paid-in-Capital	$100,000	$66,001,795	$66,101,795
Accumulated Net Investment Income	—	295,433	295,433
Accumulated Net Realized Gain	—	3,970,752	3,970,752
Net Unrealized Appreciation	—	5,224,907	5,224,907

Net Assets	$100,000	$75,492,887	$75,592,887

Cost of Investments	$100,000	$70,211,492	$70,311,492

The Predecessor Fund and Hedged Value had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in Hedged Value’s financial statements and financial highlights.

The fiscal year end of the Predecessor Fund was September 30,2015. Subsequent to September 30, 2015, Hedged Value changed its fiscal year end to October 31, 2015, to reflect the fiscal year end of the Trust.

Note 3 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting: The Funds use the accrual method of accounting for financial reporting purposes. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services - Investment Companies.

Net Asset Value: The net asset value per share (“NAV”) of each Class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class at the close of the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time or 1:00 p.m. Pacific Time, but the NYSE sometimes closes earlier) on each day that the NYSE is open for trading.

Security Valuations: Securities listed or traded on the New York and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ Stock Market are valued using official closing prices as reported by NASDAQ. Exchange traded derivatives are valued at the mid price, or if no mid price exists then the last trade price; if no trade price exists then they are valued at

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

the bid price, and if no bid price then ask price for both purchased and written options. Swaps and futures are valued at the last sale price, or if no sales are reported, then the last ask price.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Adviser that prices received are not reflective of a security’s market value, are valued by the Adviser in good faith under procedures established by and under the general supervision of the Trust’s Board of Trustees.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value inputs for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

Note 3 — Significant Accounting Policies (Continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements: A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 or 3 of the fair value hierarchy, depending on the observability of the input. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Options contracts. Option contracts traded on exchanges are fair valued using market mid prices; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

The Funds categorized all of their investments and other financial instruments at Level 1, with the corresponding industries as represented in the Schedule of Investments as of October 31, 2016.

The Funds did not have any transfers in and out of Level 1 of the fair value hierarchy during the period ended October 31, 2016.

The Funds held no investments or other financial instruments at October 31, 2016, whose fair value was calculated using Level 3 inputs.

Security Transactions and Related Investment Income: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, assets, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

For the period ended October 31, 2016, the Funds had the following derivatives and transactions in derivatives, grouped in the following risk categories.

TCW | Gargoyle Hedged Value Fund
	Equity Risk	Total
Statement of Assets and Liabilities:
Liability Derivatives
Written Options	$(614,190)	$(614,190)

Total Value	$(614,190)	$(614,190)

Statement of Operations:
Realized Gain (Loss) on:
Written Options	$(2,512,117)	$(2,512,117)

Total Value	$(2,512,117)	$(2,512,117)

Change in Unrealized Appreciation (Depreciation) on:
Written Options	$1,889,795	$1,889,795

Total Unrealized Appreciation (Depreciation)	$1,889,795	$1,889,795

Number of Contracts(1)	375	375

(1) Amounts disclosed represent average number of contracts, which are representative of the volume traded for the period ended October 31, 2016.

TCW | Gargoyle Dynamic 500 Fund
	Equity Risk	Total
Statement of Assets and Liabilities:
Liability Derivatives
Written Options	$(11,190)	$(11,190)

Total Value	$(11,190)	$(11,190)

Statement of Operations:
Realized Gain (Loss) on:
Written Options	$2,939	$2,939

Total Value	$2,939	$2,939

Change in Unrealized Appreciation (Depreciation) on:
Written Options	$6,304	$6,304

Total Unrealized Appreciation (Depreciation)	$6,304	$6,304

Number of Contracts(1)	7	7

(1) Amounts disclosed represent average number of contracts, which are representative of the volume traded for the period ended October 31, 2016.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

Note 3 — Significant Accounting Policies (Continued)

TCW High Dividend Equities Long/Short Fund

	Equity Risk	Total
Statement of Assets and Liabilities:
Liability Derivatives
Written Options	$(985)	$(985)

Total Value	$(985)	$(985)

Statement of Operations:
Realized Gain (Loss) on:
Written Options	$—	$—

Total Value	$—	$—

Change in Unrealized Appreciation (Depreciation) on:
Written Options	$(396)	$(396)

Total Unrealized Appreciation (Depreciation)	$(396)	$(396)

Number of Contracts(1)	1	1

(1) Amounts disclosed represent average number of contracts, which are representative of the volume traded for the period ended October 31, 2016.

Options: The Funds may purchase and sell put and call options on securities or indices to enhance investment performance and/or to protect against changes in market prices.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. The Funds may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by them. The Funds may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Funds hold the security underlying the option, the option premium and any transaction costs will reduce any profit the Funds might have realized had they sold the underlying security instead of buying the put option. The Funds may purchase call options to hedge against an increase in the price of securities that the Funds ultimately wants to buy. The Funds may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Funds may sell index call options to partially hedge its stock portfolio. The Funds receive premiums for selling these options. However, selling index call options can limit the Funds’ opportunity to profit

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

from an increase in the market value of the stock portfolio to the extent that the index options’ value increases above the sum of the option premium received and the exercise price of the call options.

Options purchased or sold by the Funds may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Hedged Value, Dynamic 500 and Dividend Equities wrote call options during the period ended October 31, 2016, to lower the volatility of each Fund while producing additional income. The Dividend Equities Fund purchased put options during the same period to hedge the emerging markets sector.

Option contracts purchased and written by the Funds and outstanding at the end of the respective periods are listed in each Fund’s Schedule of Investments.

The amount listed on the Statement of Assets and Liabilities as either deposit with brokers or payable to brokers for options, is cash held with or owed to the prime broker, Credit Suisse, to cover the cash movement of opening and closing option trades within the broker’s account.

Transactions in written option contracts for the period ended October 31, 2016, were as follows:

TCW | Gargoyle Hedged Value Fund	Call Contracts	Call Premiums
Options outstanding at October 31, 2015	355	$1,069,860
Options written	5,203	13,057,429
Options terminated in closing purchase transactions	(4,937)	(12,607,483)
Options exercised	—	—
Options expired	(246)	(562,869)

Options outstanding at October 31, 2016	375	$956,937

TCW | Gargoyle Dynamic 500 Fund	Call Contracts	Call Premiums
Options outstanding at October 31, 2015	—	—
Options written	82	$260,189
Options terminated in closing purchase transactions	(72)	(235,518)
Options exercised	—	—
Options expired	(3)	(7,177)

Options outstanding at October 31, 2016	7	$17,494

TCW Alternative Funds
Notes to Financial Statements (Continued)

Note 3 — Significant Accounting Policies (Continued)

TCW High Dividend Equities Long/Short Fund	Call Contracts	Call Premiums
Options outstanding at October 31, 2015	—	—
Options written	4	$1,621
Options terminated in closing purchase transactions	—	—
Options exercised	(3)	(1,032)
Options expired	—	—

Options outstanding at October 31, 2016	1	$589

Short Sales: Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas from purchases cannot exceed the total amount invested.

Allocation of Operating Activity for Multiple Classes: Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to the Funds or class as incurred on a specific identification basis. Differences in class-specific fees and expenses will result in differences in net investment income, and therefore, could result in differing amounts of distributions made by each class.

Dividends and Distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by the Funds will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to wash sales rules, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year. Dividends received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distribution received, if any, in excess of the cost basis of a security is recognized as capital gain.

Use of Estimates: The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

Note 4 — Risk Considerations

Market Risk: The Funds’ investments will fluctuate with market conditions, and so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Investment Style Risk: The Funds may also be subject to investment style risk. The Adviser’s investment styles may be out of favor at times or may not produce the best results over shorter or longer time periods and may increase the volatility of the Funds’ share price.

Equity Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities fluctuate in value more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected by changes in a company’s financial condition and in overall market, economic and political conditions.

Exchange-Traded Funds Risk: ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a security exchange. The risk of ETFs generally reflects the risk of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, an ETF’s performance may not match the performance of a particular market segment or index for a number of reasons, including costs incurred by the ETF in buying and selling securities. Assets invested in ETFs will indirectly bear the fees and expenses of the ETF, including operating costs and advisory fees that you, as a shareholder in a Fund, indirectly bear. Additionally, a shareholder may indirectly bear brokerage costs incurred by a Fund when it purchases ETFs.

Derivatives Risk: Use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information, which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 5 — Federal Income Taxes

It is the policy of the Funds to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

Note 5 — Federal Income Taxes (Continued)

At October 31, 2016, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW | Gargoyle Hedged Value Fund	$5,784,328	$(4,131,833)	$1,652,495	$44,907,669
TCW | Gargoyle Dynamic 500 Fund	22,171	(19,936)	2,235	1,298,571
TCW | Gargoyle Systematic Value Fund	53,407	(112,590)	(59,183)	1,212,653
TCW High Dividend Equities Long/Short Fund	38,030	(30,521)	7,509	997,629

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Capital Loss Carryforwards	Total Distributable Earnings
TCW | Gargoyle Hedged Value Fund	$544,856	$—	$1,652,495	$(153,012)	$(3,017,100)	$(972,761)
TCW | Gargoyle Dynamic 500 Fund	32,823	5,545	2,235	(2,174)	—	38,429
TCW | Gargoyle Systematic Value Fund	9,637	—	(59,183)	(1,976)	(42,218)	(93,740)
TCW High Dividend Equities Long/Short Fund	10,426	—	890	(2,138)	(45,561)	(36,383)

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to non-deductible expenses, short dividend expenses, re-characterization of distributions and investments in business development companies.

Permanent differences incurred during the period ended October 31, 2016, resulting from differences in book and tax accounting have been reclassified as follows:

TCW | Gargoyle Hedged Value Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)	Paid-In-Capital
Year ended October 31, 2016	$(15)	$(10,716)	$10,731

TCW | Gargoyle Dynamic 500 Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)	Paid-In-Capital
Period ended October 31, 2016	$223	$—	$(223)

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

TCW | Gargoyle Systematic Value Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)	Paid-In-Capital
Period ended October 31, 2016	$205	$—	$(205)

TCW High Dividend Equities Long/Short Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)	Paid-In-Capital
Period ended October 31, 2016	$30	$192	$(222)

For the period ended October 31, 2016, the one month ended October 31, 2015 and the year ended September 30, 2015, the tax character of distributions paid was as follows:

TCW | Gargoyle Hedged Value Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Year ended October 31, 2016	$323,902	$1,163,860	$1,487,762
One month ended October 31, 2015	—	—	—
Year ended September 30, 2015	300,196	3,824,647	4,124,843

TCW | Gargoyle Dynamic 500 Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Period ended October 31, 2016	$6,605	$—	$6,605

TCW | Gargoyle Systematic Value Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Period ended October 31, 2016	$1,394	$—	$1,394

TCW High Dividend Equities Long/Short Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Period ended October 31, 2016	$4,933	$—	$4,933

At October 31, 2016, the following Funds had net realized loss that will carryforward indefinitely for federal income tax purposes:

	Short-Term	Long-Term
TCW | Gargoyle Hedged Value Fund	$3,017,100	$—
TCW | Gargoyle Dynamic 500 Fund	—	—
TCW | Gargoyle Systematic Value Fund	42,218	—
TCW High Dividend Equities
Long/Short Fund	45,561	—

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. Additionally, post-enactment capital

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

Note 5 — Federal Income Taxes (Continued)

losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For the year ended October 31, 2016, the TCW | Gargoyle Hedged Value Fund utilized capital loss carryforwards of $1,686,345.

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Adviser, as compensation for services rendered, facilities furnished and expenses borne by it, annual management fees of a percentage of the Funds’ daily net asset value as follows:

TCW | Gargoyle Hedged Value Fund	0.90%
TCW | Gargoyle Dynamic 500 Fund	0.80%
TCW | Gargoyle Systematic Value Fund	0.70%
TCW High Dividend Equities Long/Short Fund	0.95%

The Adviser, not the Funds, is responsible for the payment of sub-advisory fees to Gargoyle Investment Advisor L.L.C. (“Gargoyle”), as the Sub-Adviser for the Funds listed below. Under the Investment Sub-Advisory Agreement with Gargoyle, the Adviser pays the following sub-advisory fees to Gargoyle as compensation for the services rendered to those Funds listed below:

Annual Sub-Advisory Fee
Fund	(As Percent of Average Net Asset Value)
TCW | Gargoyle Hedged Value Fund	0.38% - 0.70%*
TCW | Gargoyle Dynamic 500 Fund	0.40%**
TCW | Gargoyle Systematic Value Fund	0.35%**

* Varies based on average net asset value and Fund and Adviser expenses.

** These amounts may be reduced to the extent there are operating expenses paid by the Adviser or Gargoyle for the applicable Fund.

The Adviser limits the operating expenses of each Class of shares not to exceed the following expense ratios relative to each Class’ average daily net assets:

TCW | Gargoyle Hedged Value Fund
I Shares	1.25%(1)
N Shares	1.50%(1)

TCW | Gargoyle Dynamic 500 Fund
I Shares	1.00%(1)
N Shares	1.25%(1)

TCW | Gargoyle Systematic Value Fund
I Shares	0.90%(1)
N Shares	1.15%(1)

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

TCW High Dividend Equities Long/Short Fund
I Shares	1.30%(1)
N Shares	1.55%(1)

(1) These limitations are based on an agreement between the Adviser and the Fund.

The amount borne by the Adviser during a fiscal year when the operating expenses of a Fund are in excess of the expense limitation can be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Adviser can recapture expenses from the Funds for three years from the date they were waived.

At October 31, 2016, the Adviser has available for recoupment the following class specific waivers recorded by the Funds:

Fund	Year	Total Waived	Expiration Date	10/31/2016 Remaining
TCW | Gargoyle Hedged Value Fund
I Class Shares	10/31/2015	$150,140	10/31/2018	$150,140
N Class Shares	10/31/2015	$36,779	10/31/2018	$36,779

Total				$186,919

TCW | Gargoyle Hedged Value Fund
I Class Shares	10/31/2016	$424,688	10/31/2019	$424,688
N Class Shares	10/31/2016	$92,855	10/31/2019	$92,855

Total				$517,543

TCW | Gargoyle Dynamic 500 Fund
I Class Shares	10/31/2016	$60,475	10/31/2019	$60,475
N Class Shares	10/31/2016	$25,974	10/31/2019	$25,974

Total				$86,449

TCW | Gargoyle Systematic Value Fund
I Class Shares	10/31/2016	$62,374	10/31/2019	$62,374
N Class Shares	10/31/2016	$26,797	10/31/2019	$26,797

Total				$89,171

TCW High Dividend Equities Long/Short Fund
I Class Shares	10/31/2016	$61,368	10/31/2019	$61,368
N Class Shares	10/31/2016	$26,376	10/31/2019	$26,376

Total				$87,744

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

Note 6 — Fund Management Fees and Other Expenses (Continued)

Trustees’ Fees: Trustees who are not affiliated with the Adviser receive compensation from the Funds as shown on the Statement of Operations. Trustees may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred are recorded on the Funds’ books as other liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Adviser and the Funds, serves as the non-exclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares. Under the terms of the plan, the Funds compensate the Distributor at a rate equal to 0.25% of the average daily net assets of the Funds attributable to their N Class shares for distribution and related services.

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended October 31, 2016, were as follows:

	Purchases at Cost	Sales or Maturity Proceeds
TCW | Gargoyle Hedged Value Fund	$31,562,799	$52,515,594
TCW | Gargoyle Dynamic 500 Fund	1,373,027	93,605
TCW | Gargoyle Systematic Value Fund	1,766,468	511,597
TCW High Dividend Equities Long/Short Fund	2,279,891	1,424,734

There were no purchases or sales of U.S. government securities during this period.

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW | Gargoyle Hedged	Year Ended		Month Ended		Year Ended
Value Fund	October 31, 2016		October 31, 2015(1)		September 30, 2015(2)
I Class	Shares	Amount	Shares	Amount	Shares(3)	Amount
Shares sold	741,791	$6,339,838	350,348	$3,287,627	2,991,933	$29,477,990
Shares Issued upon Reinvestment of Dividends	123,698	1,065,043	—	—	230,349	2,189,737
Shares Redeemed	(2,395,435)	(20,722,244)	(274,897)	(2,573,037)	(1,707,420)	(16,505,675)

Net Increase (Decrease)	(1,529,946)	$(13,317,363)	75,451	$714,590	1,514,862	$15,162,052

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

TCW | Gargoyle Hedged Value Fund	Year Ended October 31, 2016		Month Ended October 31, 2015(1)		Year Ended September 30, 2015(2)
N Class	Shares	Amount	Shares	Amount	Shares(3)	Amount
Shares sold	93,250	$813,582	2,361	$22,052	766,222	$7,729,435
Shares Issued upon Reinvestment of Dividends	24,325	210,172	—	—	68,090	645,349
Shares Redeemed	(558,360)	(4,824,812)	(38,036)	(354,609)	(1,685,297)	(16,695,943)

Net Decrease	(440,785)	$(3,801,058)	(35,675)	$(332,557)	(850,985)	$(8,321,159)

(1)	The Fund changed its fiscal year end to October 31.

(2)	Includes activity of the Predecessor Fund.

(3)	Adjusted based on the exchange ratio stated in Note 2.

TCW | Gargoyle Dynamic 500 Fund	Period Ended
	October 31, 2016
I Class	Shares	Amount
Shares sold	87,500	$875,000
Shares Issued upon Reinvestment of Dividends	476	4,684
Shares Redeemed	—	—

Net Increase	87,976	$879,684

TCW | Gargoyle Dynamic 500 Fund	Period Ended
	October 31, 2016
N Class	Shares	Amount
Shares sold	37,500	$375,000
Shares Issued upon Reinvestment of Dividends	195	1,921
Shares Redeemed	—	—

Net Increase	37,695	$376,921

TCW | Gargoyle Systematic Value Fund	Period Ended
	October 31, 2016
I Class	Shares	Amount
Shares sold	87,500	$875,000
Shares Issued upon Reinvestment of Dividends	110	1,034
Shares Redeemed	—	—

Net Increase	87,610	$876,034

TCW | Gargoyle Systematic Value Fund	Period Ended
	October 31, 2016
N Class	Shares	Amount
Shares sold	37,500	$375,000
Shares Issued upon Reinvestment of Dividends	38	360
Shares Redeemed	—	—

Net Increase	37,538	$375,360

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

Note 9 — Capital Share Transactions (Continued)

TCW High Dividend Equities Long/Short Fund	Period Ended
	October 31, 2016
I Class	Shares	Amount
Shares sold	87,500	$875,000
Shares Issued upon Reinvestment of Dividends	298	2,911
Shares Redeemed	—	—

Net Increase	87,798	$877,911

TCW High Dividend Equities Long/Short Fund	Period Ended
	October 31, 2016
N Class	Shares	Amount
Shares sold	37,500	$375,000
Shares Issued upon Reinvestment of Dividends	145	1,419
Shares Redeemed	—	—

Net Increase	37,645	$376,419

Note 10 — Affiliate Ownership

As of October 31, 2016, the affiliates of the Funds and Adviser own 80.0% of the outstanding shares of each of the TCW | Gargoyle Dynamic 500 Fund, TCW | Gargoyle Systematic Value Fund, and TCW High Dividend Equities Long/Short Fund.

Note 11 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2016.

Note 12 — Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the Trustees which provides that the Trust will indemnify and hold harmless each Trustee against any expenses actually and reasonably incurred by any Trustee in any proceeding arising out of or in connection with the Trustee’s services to the Trust, to the fullest extent permitted by the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote. The Trust has not accrued any liability in connection with such indemnification.

Note 13 — New Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by

TCW Alternative Funds
Notes to Financial Statements (Continued)	October 31, 2016

registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

TCW | Gargoyle Hedged Value Fund

Financial Highlights - I Class

								April 30, 2012
								(Commencement of
	Year Ended	One Month Ended		Year Ended September 30,				Operations)
	October 31,	October 31,						through
	2016	2015(1)		2015(2)	2014(2)(8)		2013(2)(8)	September 30, 2012 (2)(8)
Net Asset Value Per Share, Beginning of Year	$9.38	$9.07		$10.34	$9.07		$7.25	$7.28

Income from Investment Operations:
Net investment income (loss)(3)	0.07	(0.00	)(4)	0.07	0.05		0.07	0.04
Net Realized and Unrealized Gain (Loss) on Investment	(0.52)	0.31		(0.89)	1.33		1.96	(0.07)

Total from Investment Operations	(0.45)	0.31		(0.82)	1.38		2.03	(0.03)

Less Distributions:
Distributions from Net Investment Income	(0.05)	—		(0.04)	(0.04)		(0.06)	—
Distributions From Net Realized Gain	(0.16)	—		(0.41)	(0.07)		(0.15)	—

Total Distributions	(0.21)	—		(0.45)	(0.11)		(0.21)	—

Net Asset Value Per Share, End of Year	$8.72	$9.38		$9.07	$10.34		$9.07	$7.25

Total Return	(4.69)%	3.42	%(5)	(8.15)%	15.32%		28.54%	(0.30	)%(5)
Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$38,438	$55,734		$53,166	$44,955		$20,123	$16,899
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.19%	2.39	%(6)	1.37%	1.17%		1.52%	1.94	%(6)
After Expense Reimbursement	1.25%	1.25	%(6)	1.25%	1.25	%(7)	1.25%	1.25	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.82%	(0.31	%)(6)	0.66%	0.48%		0.92%	1.28	%(6)
Portfolio Turnover Rate	57%	3	%(5)	71%	42%		66%	29	%(5)

(1)	The Fund changed its fiscal year end to October 31.
(2)	Reflects the Institutional Class of the Predecessor Fund adjusted for the exchange. See Note 2 in the Notes to Financial Statements.
(3)	Computed using average shares outstanding throughout the period.
(4)	Less than (0.005).
(5)	Not annualized.
(6)	Annualized.
(7)	Ratios include previously waived advisory fees recovered.

(8)   In connection with the reorganization of the RiverPark/Gargoyle Hedged Value Fund into the TCW|Gargoyle Hedged Value Fund, a conversion factor of 1.37451 was applied to the years ended September 30, 2014 and 2013, and April 30, 2012 through September 30, 2012 per share amounts to properly reflect the historical performance of the Fund.

See accompanying notes to financial statements.

TCW | Gargoyle Hedged Value Fund

Financial Highlights - N Class

								May 4, 2012,
								(Commencement of
	Year Ended	One Month Ended		Year Ended September 30,				Operations)
	October 31,	October 31,						through
	2016	2015(1)		2015(2)	2014(2)(8)		2013(2)(8)	September 30, 2012 (2)(8)
Net Asset Value Per Share, Beginning of Year	$9.38	$9.06		$10.34	$9.08		$7.27	$7.17

Income from Investment Operations:
Net investment income (loss)(3)	0.05	(0.00	)(4)	0.04	0.02		0.04	0.04
Net Realized and Unrealized Gain (Loss) on Investment	(0.53)	0.32		(0.90)	1.34		1.97	0.06

Total from Investment Operations	(0.48)	0.32		(0.86)	1.36		2.01	0.10

Less Distributions:
Distributions from Net Investment Income	(0.01)	—		(0.01)	(0.03)		(0.05)	—
Distributions From Net Realized Gain	(0.16)	—		(0.41)	(0.07)		(0.15)	—

Total Distributions	(0.17)	—		(0.42)	(0.10)		(0.20)	—

Net Asset Value Per Share, End of Year	$8.73	$9.38		$9.06	$10.34		$9.08	$7.27

Total Return	(5.04)%	3.53	%(5)	(8.45)%	15.03%		28.42%	1.32	%(5)
Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$7,684	$12,385		$12,292	$22,802		$8,533	$402
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.51%	2.78	%(6)	1.65%	1.52%		1.67%	1.99	%(6)
After Expense Reimbursement	1.50%	1.50	%(6)	1.50%	1.50	%(7)	1.50%	1.50	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.58%	(0.57	%)(6)	0.40%	0.23%		0.54%	1.35	%(6)
Portfolio Turnover Rate	57%	3	%(5)	71%	42%		66%	29	%(5)

(1)	The Fund changed its fiscal year end to October 31.
(2)	Reflects the Retail Class of the Predecessor Fund adjusted for the exchange. See Note 2 in the Notes to Financial Statements.
(3)	Computed using average shares outstanding throughout the period.
(4)	Less than (0.005).
(5)	Not annualized.
(6)	Annualized.
(7)	Ratios include previously waived advisory fees recovered.

(8)   In connection with the reorganization of the RiverPark/Gargoyle Hedged Value Fund into the TCW|Gargoyle Hedged Value Fund, a conversion factor of 1.37048 was applied to the years ended September 30, 2014 and 2013, and April 30, 2012 through September 30, 2012 per share amounts to properly reflect the historical performance of the Fund.

See accompanying notes to financial statements.

TCW | Dynamic 500 Value Fund

Financial Highlights - I Class

	November 30, 2015 (Commencement of Operations) through October 31, 2016
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income(1)	0.12
Net Realized and Unrealized Gain on Investment	0.24

Total from Investment Operations	0.36

Less Distributions:
Distributions from Net Investment Income	(0.05)
Distributions From Net Realized Gain	—

Total Distributions	(0.05)

Net Asset Value Per Share, End of Period	$10.31

Total Return	3.66	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$907
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	8.54	%(3)
After Expense Reimbursement	1.00	%(3)
Ratio of Net Investment Income to Average Net Assets	1.31	%(3)
Portfolio Turnover Rate	7	%(2)

(1)  Computed using average shares outstanding throughout the period.

(2)  Not annualized.

(3)  Annualized.

See accompanying notes to financial statements.

TCW | Dynamic 500 Value Fund

Financial Highlights - N Class

	November 30, 2015 (Commencement of Operations) through October 31, 2016
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income(1)	0.10
Net Realized and Unrealized Gain on Investment	0.24

Total from Investment Operations	0.34

Less Distributions:
Distributions from Net Investment Income	(0.05)
Distributions From Net Realized Gain	—

Total Distributions	(0.05)

Net Asset Value Per Share, End of Period	$10.29

Total Return	3.44	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$388
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	8.79	%(3)
After Expense Reimbursement	1.25	%(3)
Ratio of Net Investment Income to Average Net Assets	1.06	%(3)
Portfolio Turnover Rate	7	%(2)

(1) Computed using average shares outstanding throughout the period.

(2) Not annualized.

(3) Annualized.

See accompanying notes to financial statements.

TCW | Gargoyle Systematic Value Fund

Financial Highlights - I Class

	November 30, 2015 (Commencement of Operations) through October 31, 2016
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income(1)	0.08
Net Realized and Unrealized (Loss) on Investment	(0.82)

Total from Investment Operations	(0.74)

Less Distributions:
Distributions from Net Investment Income	(0.01)
Distributions From Net Realized Gain	—

Total Distributions	(0.01)

Net Asset Value Per Share, End of Period	$9.25

Total Return	(7.38	)%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$811
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	9.37	%(3)
After Expense Reimbursement	0.90	%(3)
Ratio of Net Investment Income to Average Net Assets	0.92	%(3)
Portfolio Turnover Rate	45	%(2)

(1) Computed using average shares outstanding throughout the period.

(2) Not annualized.

(3) Annualized.

See accompanying notes to financial statements.

TCW | Gargoyle Systematic Value Fund

Financial Highlights - N Class

	November 30, 2015 (Commencement of Operations) through October 31, 2016
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income(1)	0.06
Net Realized and Unrealized (Loss) on Investment	(0.81)

Total from Investment Operations	(0.75)

Less Distributions:
Distributions from Net Investment Income	(0.01)
Distributions From Net Realized Gain	—

Total Distributions	(0.01)

Net Asset Value Per Share, End of Period	$9.24

Total Return	(7.51	)%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$347
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	9.62	%(3)
After Expense Reimbursement	1.15	%(3)
Ratio of Net Investment Income to Average Net Assets	0.66	%(3)
Portfolio Turnover Rate	45	%(2)

(1) Computed using average shares outstanding throughout the period.

(2) Not annualized.

(3) Annualized.

See accompanying notes to financial statements.

TCW High Dividend Equities Long/Short Fund

Financial Highlights - I Class

	November 30, 2015 (Commencement of Operations) through October 31, 2016
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income(1)	0.11
Net Realized and Unrealized (Loss) on Investment	(0.36)

Total from Investment Operations	(0.25)

Less Distributions:
Distributions from Net Investment Income	(0.04)
Distributions From Net Realized Gain	—

Total Distributions	(0.04)

Net Asset Value Per Share, End of Period	$9.71

Total Return	(2.50	)%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$853
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	9.46	%(3) (4)
After Expense Reimbursement	1.65	%(3) (4)
Ratio of Net Investment Income to Average Net Assets	1.25	%(3)
Portfolio Turnover Rate	169	%(2)

(1) Computed using average shares outstanding throughout the period.

(2) Not annualized.

(3) Annualized.

(4) Includes dividend expense of 0.35%.

See accompanying notes to financial statements.

TCW High Dividend Equities Long/Short Fund

Financial Highlights - N Class

	November 30, 2015 (Commencement of Operations) through October 31, 2016
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income(1)	0.09
Net Realized and Unrealized (Loss) on Investment	(0.36)

Total from Investment Operations	(0.27)

Less Distributions:
Distributions from Net Investment Income	(0.04)
Distributions From Net Realized Gain	—

Total Distributions	(0.04)

Net Asset Value Per Share, End of Period	$9.69

Total Return	(2.72	)%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$365
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	9.71	%(3) (4)
After Expense Reimbursement	1.90	%(3) (4)
Ratio of Net Investment Income to Average Net Assets	0.99	%(3)
Portfolio Turnover Rate	169	%(2)

(1) Computed using average shares outstanding throughout the period.

(2) Not annualized.

(3) Annualized.

(4) Includes dividend expense of 0.35%.

See accompanying notes to financial statements.

TCW Alternative Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

TCW Alternative Funds

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Alternative Funds (the “Funds”) comprising the TCW | Gargoyle Hedged Value Fund, TCW | Gargoyle Dynamic 500 Fund, TCW | Gargoyle Systematic Value Fund, and TCW High Dividend Equities Long/Short Fund as of October 31, 2016, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the respective stated periods then ended, and the financial highlights for the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The TCW | Gargoyle Hedged Value Fund financial highlights for each of the periods in the period from commencement of operations through September 30, 2014, before the effects of the adjustments to retrospectively adjust the per share data financial highlights to give effect to the reorganization as discussed in footnote (8) to the financial highlights of TCW | Gargoyle Hedged Value Fund (formerly the RiverPark/Gargoyle Hedged Value Fund) were audited by other auditors whose report, dated November 28, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principle used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of each of the portfolios constituting TCW Alternative Funds as of October 31, 2016, the results of their operations for the periods then ended, the changes in their net assets for each of the respective stated periods then ended, and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the adjustments to the financial highlights of the TCW | Gargoyle Hedged Value Fund for each of the periods in the period from commencement of operations through September 30, 2014, to retrospectively adjust the per share data to give effect to the reorganization as discussed in footnote (8) to the financial highlights. Our procedures included recalculating the per share data using the conversion factor discussed in footnote (8) to the financial highlights. In our opinion, such retrospective adjustments are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the financial statements and financial highlights of the TCW | Gargoyle Hedged Value Fund (formerly the RiverPark/Gargoyle Hedged Value Fund) for each of the periods in the period from commencement of operations through September 30, 2014 other than with respect to the retrospective adjustments described herein and, accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of the Fund for each of the periods in the period from commencement of operations through September 30, 2014.

Los Angeles, California

December 21, 2016

[THIS PAGE INTENTIONALLY LEFT BLANK]

TCW Alternative Funds

Shareholder Expenses (Unaudited)

As a shareholder of a TCW Alternative Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an Investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, to October 31, 2016 (184 days).

Actual Expenses The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line under each Fund in the table below provides information about the hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During Period May 1, 2016 to October 31, 2016
TCW | Gargoyle Hedged Value Fund
I Class Shares
Actual	$1,000.00	$998.90	1.25%	$6.28
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	1.25%	$6.34
N Class Shares
Actual	$1,000.00	$996.60	1.50%	$7.53
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	1.50%	$7.61

TCW Alternative Funds

Shareholder Expenses (Unaudited) (Continued)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During Period May 1, 2016 to October 31, 2016
TCW | Gargoyle Dynamic 500 Fund
I Class Shares
Actual	$1,000.00	$1,040.40	1.00%	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	1.00%	$5.08
N Class Shares
Actual	$1,000.00	$1,038.30	1.25%	$6.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	1.25%	$6.34

TCW | Gargoyle Systematic Value Fund
I Class Shares
Actual	$1,000.00	$989.30	0.90%	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.90%	$4.57

N Class Shares
Actual	$1,000.00	$988.20	1.15%	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	1.15%	$5.84

TCW High Dividend Long/Short Fund
I Class Shares
Actual	$1,000.00	$996.90	1.68%	$8.43
Hypothetical (5% return before expenses)	$1,000.00	$1,016.69	1.68%	$8.52

N Class Shares
Actual	$1,000.00	$994.90	1.93%	$9.68
Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	1.93%	$9.78

TCW Alternative Funds

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Alternative Funds, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•	Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•	Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•	Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

TCW Alternative Funds

Privacy Policy  (Continued)

Categories of Information We Disclose to Nonaffiliated Third Parties

•	We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•	We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•	We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•	We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

TCW Alternative Funds

Privacy Policy  (Continued)

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Alternative Funds, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW ALTERNATIVE FUNDS

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017|

email: privacy@tcw.com

TCW Alternative Funds

Approval of Investment Management and Advisory Agreement and Sub-Advisory Agreement by Trustees (Unaudited)

TCW | Gargoyle Hedged Value Fund

TCW Investment Management Company (the “Adviser”) provides investment advisory services to the TCW | Gargoyle Hedged Value Fund (the “Fund”) under the Investment Management and Advisory Agreement dated July 13, 2015, as amended (the “Current Advisory Agreement”), between TCW Alternative Funds (the “Trust”), on behalf of the Fund, and the Adviser. The Current Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Trustees of the Trust (the “Board”), including the trustees who are not “interested persons” of either the Trust, the Adviser or the Sub-Adviser (as defined below) (the “Independent Trustees”). The Current Advisory Agreement terminates automatically in the event of its assignment.

Gargoyle Investment Advisor L.L.C. (the “Sub-Adviser”) serves as the sub-adviser for the Fund under a Sub-Advisory Agreement dated July 13, 2015, as amended (the “Current Sub-Advisory Agreement”), between the Adviser and the Sub-Adviser. The Current Sub-Advisory Agreement also continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board, including the Independent Trustees.

At a meeting held on September 26, 2016, the Board, including the Independent Trustees, approved the continuation of the Current Advisory Agreement and the Current Sub-Advisory Agreement (together, the “Current Advisory Agreements”) with respect to the Fund for an additional one-year term from when it would otherwise expire.

The Independent Trustees met separately with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Adviser for their consideration. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

Review process

The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel, who assisted them in their review and consideration of the Current Advisory Agreements. In deciding to approve the Current Advisory Agreements the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

Nature, extent, and quality of services

The Independent Trustees reviewed the nature, extent and quality of the services provided and expected to be provided by the Adviser and the Sub-Adviser (together, the “Advisers”). The Board considered the depth and quality of the each Adviser’s investment management process, including its research and analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; and the resources of each organization to support the Fund. The Independent Trustees also reviewed the financial information about each Adviser’s organization showing its ability to carry out its obligations to the Fund, as well as the experience and qualifications of the key personnel at each Adviser.

The Independent Trustees also reviewed the material elements of the oversight of the Sub-Adviser by the Adviser, including the Adviser’s extensive prior and on-going due diligence review of the Sub-Adviser,

TCW Alternative Funds

Approval of Investment Management and Advisory Agreement and Sub-Advisory Agreement by Trustees (Unaudited)  (Continued)

including analysis of investment management services, performance, portfolio construction, risk parameters, regulatory issues, personnel and ownership. The Independent Trustees also considered that they receive on-going information from the Trust’s Chief Compliance Officer about the Sub-Adviser’s compliance status and activities. The Board reviewed the Adviser’s monitoring of portfolio activities and risk levels, and the Adviser’s ongoing monitoring of the condition of the Sub-Adviser. The Independent Trustees noted that certain information, including the experience and qualifications of the investment personnel at the Sub-Adviser and the services provided by the Sub-Adviser, has been discussed extensively among themselves and with representatives of the Sub-Adviser.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided and anticipated to be provided to the Fund by the Advisers under the Current Advisory Agreements continue to have the potential to benefit the Fund and its shareholders.

Investment results

The Board considered the investment results of the Fund in light of its investment objective and against securities indices, as well as the performance of the Fund’s predecessor fund. In reviewing the predecessor fund’s performance, the Board took into account the Fund’s distinct characteristics and investment strategy. The Board recognized the underperformance of the Fund since its inception compared to peer funds and compared to the Adviser’s expectations and goals for the Fund. The Board also recognized the recent difficult market conditions for the Fund’s strategy, as described by the Advisers, and they acknowledged the Sub-Adviser’s explanation about the potential for the Fund to generate improved and satisfactory performance when market conditions change.

The Board concluded that the management of the Fund by the Advisers continues to have the potential to provide a benefit to the Fund and its shareholders.

Advisory fees and total expenses

The Independent Trustees next considered the advisory fees under the Current Advisory Agreements and the expense ratio for the Fund, noting that the Adviser has agreed to operating expense limitations for the Fund under the terms of the Operating Expenses Agreement. They reviewed the management fees and expense ratios of various other comparable mutual funds (the “Peer Funds”) and noted that, while the proposed management fee and expense ratio for the Fund are slightly above the mean of the Peer Funds, the Fund is close to the mean for another group of Peer Funds considered by the Adviser to be more representative of comparable mutual funds. The Board also noted that many of the Peer Funds do not have sub-advisers. The Independent Trustees then noted that the management fee did not include any breakpoints, but concluded that sharing of economies of scale is more appropriate to consider when the Fund reaches a certain size where those economies become apparent. The Independent Trustees also noted the genuine arm’s-length bargaining between the Adviser and the Sub-Adviser as to the allocation of the advisory fees, and further considered that the sub-advisory fee will be paid to the Sub-Adviser by the Adviser, and not directly by the Fund, that the Sub-Adviser has agreed to a reduced sub-advisory fee to help keep the Fund within its operating expense limitations, and that no affiliates of the Sub-Adviser will be retained to provide any services to the Fund.

TCW Alternative Funds

Approval of Investment Management and Advisory Agreement and Sub-Advisory Agreement by Trustees (Unaudited)  (Continued)

The Adviser’s costs, level of profits, and economies of scale

The Board recognized that the Fund is a relatively new mutual fund with an expense limitation. For that reason, the Adviser is unlikely to realize profits from the Current Advisory Agreement until the Fund has grown substantially. In addition to on-going subsidies required in order to maintain the expense limitation, the Board also is aware of the substantial expenses incurred by the Adviser from its own resources in order to effect the reorganization of the predecessor fund into the Fund.

As noted above, the Board and the Independent Trustees considered the extent to which potential economies of scale could be realized as the Fund grows, but recognize that the Fund currently is too small to generate any economies of scale.

Ancillary benefits

The Board and the Independent Trustees considered other actual and potential financial benefits to the Advisers in concluding that the contractual advisory fees are fair and reasonable for the Fund. In particular, they noted that the Adviser does not have any affiliates that materially benefit from the Adviser’s relationship to the Fund (except for the Adviser’s parent company as the controlling owner of the Adviser).

Conclusion

Based on their review, the Independent Trustees concluded that various tangible and intangible factors, including those discussed above, support a finding that the Current Advisory Agreements are fair and reasonable to the Fund and its shareholders, that shareholders of the Fund continue to have the potential to receive reasonable value in return for the management fee and other amounts paid to the Advisers by the Fund, and that the renewal of the Current Advisory Agreements would be in the best interests of the Fund and its shareholders.

TCW Alternative Funds

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Trust uses to determine how to vote proxies are available without charge. The Board of Trustees of the Trust has delegated the Trust’s proxy voting authority to the Adviser.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Adviser are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Trust receives a request for a description of the Adviser’s proxy voting guidelines, it will deliver the description that is disclosed in the Trust’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Adviser, on behalf of the Trust, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Trust’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Trust’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Trust receives a request for the Trust’s proxy voting record, it will send the information disclosed in the Trust’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Trust also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Trust files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Trust’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

TCW Alternative Funds

Tax Information Notice (Unaudited)

For the year ended October 31, 2016, the Funds paid a capital gain distribution within the meaning 852(b)(3)(c) of the Code.

Fund	Total
TCW | Gargoyle Hedged Value Fund	$1,163,860
TCW | Gargoyle Dynamic 500 Fund	—
TCW | Gargoyle Systematic Value Fund	—
TCW High Dividend Equities Long/Short Fund	—

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2016:

Fund	Qualified Dividend Income
TCW | Gargoyle Hedged Value Fund	100.00%
TCW | Gargoyle Dynamic 500 Fund	63.12%
TCW | Gargoyle Systematic Value Fund	100.00%
TCW High Dividend Equities Long/Short Fund	100.00%

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW | Gargoyle Hedged Value Fund	100.00%
TCW | Gargoyle Dynamic 500 Fund	61.65%
TCW | Gargoyle Systematic Value Fund	100.00%
TCW High Dividend Equities Long/Short Fund	100.00%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2017, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2016. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual tax returns.

TCW Alternative Funds

Trustees and Officers (Unaudited)

A board of four trustees is responsible for overseeing the operations of the Trust. The trustees and their business addresses and their principal occupation for the last five years are set forth below.

Independent Trustees
Name, Year of Birth and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Peter McMillan (1957) Chairman	Indefinite term; Mr. McMillan has served as a trustee of TCW Alternative Funds since 2015.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner (since 2000) Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITs (real estate investments); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Funds (mutual fund).
Patrick C. Haden (1953)	Indefinite term; Mr. Haden has served as a trustee of TCW Alternative Funds since 2015.	Senior Advisor to President (since July 2016) and Athletic Director (2010-June 2016), University of Southern California.

Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (charitable foundation); Unihealth Foundation (charitable foundation); Fletcher Jones Foundation (charitable foundation); Mayr Foundation (charitable foundation); First Beverage (beverage consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).

Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a trustee of TCW Alternative Funds since 2015.	Chief Executive Officer, Meadowbrook Capital Management (asset management company); Employee, Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Funds (mutual fund).

Interested Trustee
Name, Year of Birth and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Jess Ravich (1957)	Indefinite term; Mr. Ravich has served as a trustee of TCW Alternative Funds since 2015.	Group Managing Director, the Advisor, TCW Group, Inc., TCW LLC, Trust Company of the West and TCW Asset Management Company LLC; Managing Director, Houlihan Lokey (2009-2012)	Cherokee, Inc. (global branding), ALJ Regional Holdings, Inc. (service company), AMARK (global trading & collectibles network), TCW Direct Lending LLC (private business development company).

TCW Alternative Funds

Trustees and Officers (Unaudited) (Continued)

Officers of the Trust who are not Trustees:
Name, Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years (1)

David S. DeVito (1962)	President and Chief Executive Officer	Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; President and Chief Executive Officer, TCW Funds; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Trust Company of the West, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc. ; Executive Vice President and Chief Financial Officer (since 2010), Metropolitan West Funds.
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary

Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary, TCW Funds; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., Trust Company of the West, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Partner and Chair of the Debt Finance Practice Group (1999 – January 2013), Irell & Manella (law firm).

Jeffrey A. Engelsman (1967)	Chief Compliance Officer

Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer, TCW Funds; Managing Director, Global Chief Compliance Officer (since August 2014), TCW Investment Management Company LLC, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC – Global Chief Compliance Officer (December 2014); Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).

Richard Villa (1964)	Treasurer

Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer, TCW Funds; Treasurer and Chief Financial Officer (since January 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer (since July 2008),TCW Investment Management Company LLC, the TCW Group, Inc., Trust Company of the West, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC.

(1) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Mr. Ravich is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Adviser and shareholder and director of The TCW Group, Inc., the parent company of the Adviser.

In addition, George N. Winn, Senior Vice President of TCW Asset Management Company LLC, Metropolitan West Asset Management LLC, TCW LLC and the Adviser, is the Assistant Treasurer of the Trust; Patrick W. Dennis, Senior Vice President & Associate General Counsel of TCW Asset Management Company LLC, Metropolitan West Asset Management LLC, TCW LLC and the Adviser, is an Assistant Secretary of the Trust.

TCW Alternative Funds

Trustees and Officers (Unaudited) (Continued)

The SAI (Statement of Additional Information) has additional information regarding the Board of Trustees. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

[THIS PAGE INTENTIONALLY LEFT BLANK]

TCW Alternative Funds

865 South Figueroa Street

Los Angeles, California 90017

866 858 4338

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company, LLC

865 South Figueroa Street

Los Angeles, California 90017

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, Pennsylvania 19406

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

DISTRIBUTOR

TCW Funds Distributors, LLC

865 South Figueroa Street

Los Angeles, California 90017

BOARD OF TRUSTEES

Peter McMillan

Trustee and Chairman of the Board

Patrick C. Haden

Trustee

Andrew Tarica

Trustee

Jess M. Ravich

Trustee

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President

General Counsel and Secretary

Richard M. Villa

Treasurer

Jeffrey A. Engelsman

Chief Compliance Officer

Patrick W. Dennis

Assistant Secretary

George N. Winn

Assistant Treasurer

FUNDafAR   11/2/16

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not Applicable

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has not determined that any of its members is qualified to serve as an audit committee financial expert serving on its Audit Committee. Although each member of the Audit Committee is “independent,” as defined by Item 3 of Form N-CSR, and is financially sophisticated, three of the four series are new and the registrant has in place a relatively small board of trustees with a limited number of members. Even without an audit committee financial expert, the registrant is comfortable that its audit committee can function effectively given the investment and financial experience and expertise of its members.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $ 75,000 for 2016 and $52,000 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $21,600 for 2016 and $8,100 for 2015. Fees were for the preparation and filing of the registrant’s corporate returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(a)	Pre-Approval Requirements for Services to the Trust. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)	the Audit Committee shall pre-approve such engagement; or

(ii)	such engagement shall be entered into pursuant to the Pre-Approval Policies.

(b)

De Minimis Exceptions to Pre-Approval Requirements.   Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than five percent (5%) of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

(c)

Pre-Approval of Other Audit Services or Non-Audit Services Provided to the Adviser and Certain Other Persons.   The Audit Committee shall pre-approve other audit services proposed to be provided by the Auditor to the Trust and any non-audit services proposed to be provided by the Auditor to any entity in the Investment Company Complex, if the nature of the services provided relate directly to the operations or financial reporting of the Trust. Such engagement shall be entered into pursuant to the pre-approval requirements set forth above under Section (a).

Application of De Minimis Exception:   The De Minimis exceptions set forth above under Section (b) apply to pre-approvals under this Section (c) as well, except that the “total amount of revenues” calculation for Section (c) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (c) (i.e., the Adviser or any control person).

(d)

Compliance with Pre-Approval Procedures.   The Audit Committee shall consider whether any non-audit services provided by the Auditor to any entity in the Investment Company Complex, which services were not pre-approved by the Audit Committee, are compatible with maintaining the Auditor’s independence.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)     N/A

(c)     N/A

(d)     N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2015.

(h)

The registrant’s audit committee of the board of trustees has not considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              TCW Alternative Funds

By (Signature and Title)* /s/ David S. DeVito

     David S. DeVito, President and Chief Executive Officer

     (principal executive officer)

Date    12-29-2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David S. DeVito

     David S. DeVito, President and Chief Executive Officer

     (principal executive officer)

Date    12-29-2016

By (Signature and Title)* /s/ Richard M. Villa

     Richard M. Villa, Treasurer

     (principal financial officer)

Date    12-29-2016

* Print the name and title of each signing officer under his or her signature.